UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  February 12, 2006


                            AMS HEALTH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


   OKLAHOMA                   001-13343                    73-1323256
(State or other            (Commission File              (IRS Employer
 jurisdiction of                Number)                  Identification
 incorporation)                                              Number)


                   711 NE 39th Street, Oklahoma City, OK 73105
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 5.02. Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers

     On February 12, 2006, John Hail announced his retirement as Chief Executive Officer and Director of AMS Health Sciences, Inc. (the "Company") effective immediately. Mr. Hail will become a consultant of the Company and will continue to be involved with the Company's marketing efforts.

     The Board of Directors held a meeting February 12, 2006 in the wake of Mr. Hail's retirement and appointed Jerry W. Grizzle and Robin L. Jacob to fill vacancies on the Company's Board of Directors. Additionally, the Board appointed Mr. Grizzle as Chairman of the Board, President and Chief Executive Officer and Ms. Jacob as Vice President, Secretary, Treasurer and Chief Financial Officer. Prior to their appointments Mr. Grizzle was serving as President of the Company and Ms. Jacob was serving as interim Chief Financial Officer and Assistant Secretary of the Company.

     Jerry W. Grizzle, age 52, has served as President of the Company since January 25, 2006. Mr. Grizzle has served as President/CEO of Orbit Finer Foods, Skolniks, and, most recently, CD Warehouse. Mr. Grizzle resigned from CD Warehouse on October 31, 2001 to resume active duty after the September 11, 2001 attacks. Mr. Grizzle served as the Commander of Joint Task Force Civil Support from October 2001 until his release from active duty in December 2004. Mr. Grizzle retired from the military in 2005. Mr. Grizzle holds a Bachelor of Science Degree in Accounting from Southwestern Oklahoma State University, an MBA from the University of Central Oklahoma, and a PhD in Marketing from Oklahoma State University.

     Robin L. Jacob, age 40, has served as interim Chief Financial Officer of the Company since December 9, 2005. Prior to that time, Ms. Jacob served as Controller of the Company from May 2001, and was appointed Assistant Secretary of the Company in September 2002. Ms. Jacob holds a Bachelor of Science Degree in Accounting from East Central Oklahoma State University, an MBA in Finance from Oklahoma City University, and is a Certified Public Accountant licensed in the state of Oklahoma.

Item 8.01. Other Events

     On February 13, 2006, the Company timely submitted a plan to the American Stock Exchange (the "AMEX") detailing the steps that it is taking to regain compliance with the AMEX's continued listing standards. The AMEX has forty-five
(45) days from its receipt of AMS's plan to accept or reject the plan.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

99.1     Press release dated February 16, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    AMS HEALTH SCIENCES, INC.

                                     /s/ Jerry W. Grizzle
                                    By:  Jerry W. Grizzle
                                         Chairman, President and Chief Executive
                                         Officer

Date:  February 16, 2006

                                  EXHIBIT INDEX

Exhibit
   No.        Description                           Method of Filing
   ---        -----------                           ----------------

99.1   Press release dated February 16, 2006    Filed herewith electronically